© PPL Corporation 2013
3rd Quarter Earnings Call
PPL Corporation

October 31, 2013
Exhibit 99.2

© PPL Corporation 2013

Cautionary Statements and Factors
That May Affect Future Results
Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private Securities
Litigation Reform Act of 1995. Actual results may differ materially from such forward-looking statements. A discussion of factors that could cause actual results or events to vary is contained in the Appendix to this presentation and in the Company’s SEC
filings.

© PPL Corporation 2013

Third Quarter Earnings Results, Operational
Overview and 2013 Earnings Forecast
Segment Results and Financial Overview
Q&A
W. H. Spence
P. A. Farr
Agenda

© PPL Corporation 2013

Earnings Results

© PPL Corporation 2013

Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
Increasing 2013 Ongoing Earnings Forecast
Segment	2012A	Previous 2013E	Revised 2013E
Kentucky Regulated	$0.33	$0.46	$0.45
U.K. Regulated	1.19	1.28	1.32
PA Regulated	0.22	0.27	0.28
Supply	0.68	0.34	0.34
Corporate and Other		(0.03)	(0.04)
Total	$2.42	$2.32	$2.35
$2.42
$2.25
$2.40
$2.30
$2.40

© PPL Corporation 2013

• RIIO-ED1 Update
• 2012-2013 Annual Incentive Awards for WPD
• Kentucky RFP
• Pennsylvania Transmission Update
Regulated Operational Overview

© PPL Corporation 2013

Note: Total includes Residential, Commercial and Industrial customer classes as well as “Other”, which is not depicted on the charts above.
Regulated Volume Variances

© PPL Corporation 2013

• Montana Hydro Sale
• Susquehanna update
• U.S. District Court decisions in Maryland and New Jersey
Supply Operational Overview

© PPL Corporation 2013

Q3 2013
Q3 2012
Change
Kentucky Regulated
 $0.14
 $0.12
 $0.02
U.K. Regulated
 0.31
 0.28
 0.03
Pennsylvania Regulated
 0.08
 0.06
 0.02
Supply
 0.14
 0.26
 (0.12)
Corporate and Other
 (0.01)

 (0.01)
 Total
 $0.66
 $0.72
 $(0.06)
Ongoing Earnings Overview
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.

© PPL Corporation 2013

	3rd Quarter
2012 EPS - Ongoing Earnings		$0.12
Gross margins	0.04
Dilution	(0.02)
Total		0.02
2013 EPS - Ongoing Earnings		$0.14
Kentucky Regulated Segment
Earnings Drivers
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.

© PPL Corporation 2013

	3rd Quarter
2012 EPS - Ongoing Earnings		$0.28
Utility revenue	0.06
O&M	(0.01)
Income taxes and other	0.01
Dilution	(0.03)
Total		0.03
2013 EPS - Ongoing Earnings		$0.31
U.K. Regulated Segment
Earnings Drivers
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.

© PPL Corporation 2013

	3rd Quarter
2012 EPS - Ongoing Earnings		$0.06
Gross delivery margins	0.03
Dilution	(0.01)
Total		0.02
2013 EPS - Ongoing Earnings		$0.08
Pennsylvania Regulated Segment
Earnings Drivers
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.

© PPL Corporation 2013

	3rd Quarter
2012 EPS - Ongoing Earnings		$0.26
East energy margins	0.01
West energy margins	(0.02)
O&M	(0.02)
Income taxes and other	(0.07)
Dilution	(0.02)
Total		(0.12)
2013 EPS - Ongoing Earnings		$0.14
Supply Segment Earnings Drivers
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.

© PPL Corporation 2013

Appendix

© PPL Corporation 2013

A predominant rate-regulated business mix provides strong support for current dividend and a platform for future growth
(1) Based on midpoint of revised forecast. Annualized dividend based on 3rd quarter declaration. Actual dividends to be determined by Board of Directors.
(2) From only regulated segments.
(3) See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
$/Share
Annualized
(2)
(1)
Dividend Profile
(3)

© PPL Corporation 2013

✓
U.K. Electricity Distribution Price Control
Review Schedule
RIIO-ED1 Timetable
Provisional Timing	Milestone
September 2012	Publication of Strategy Consultation
March 2013	Strategy decision published
July 2013	DNOs submit and publish business plans
November 2013	Initial assessment and fast-track Draft Determination published
February 2014	Fast-track Final Determination published
March 2014	Non-fast-track DNOs resubmit & publish business plans
August 2014	Non-fast-track Draft Determination published
November 2014	Non-fast-track Final Determination published
December 2014	Statutory Consultation on license modifications
April 1, 2015	New price control period commences
Source: Ofgem, September 2013
Completed
✓
✓
✓

© PPL Corporation 2013

Enhancing Value Through Active Hedging
Capacity revenues are expected to be $590, $560 and $505 million for 2013, 2014 and 2015 respectively.
Note: As of September 30, 2013
 Includes PPL Montana's hydroelectric facilities. On September 26, 2013, PPL Montana, LLC reached an agreement to sell all 11 of its hydroelectric power plants. The sale is subject to regulatory approvals and currently is expected to close during the second half of 2014.
(1)  Represents expected sales of Supply segment based on current business plan assumptions.
(2)  The 2014 & 2015 ranges of average energy prices for existing hedges were estimated by determining the impact on the existing collars resulting from 2014/2015 power prices at the 5th and 95th percentile confidence levels.
Enhancing Value Through Active Hedging     Current Hedges (% ) 100% 74-78% 16-20% East 100% 77- 81% 13- 17% West 100% 59- 63% 33- 37% Average Hedged Price ( Energy Only) ( $ /MWh) (2) East $ 48- 49 $39- 41 $44- 47 West $ 41- 42 $42- 44 $42- 43 Current Coal Hedges (% ) 100% 83% 63% East 100% 77% 52% West 100% 100% 92% Average Consumed Coal Price ( Delivered $ /Ton) East $ 77- 78 $78- 80 $73- 80 West $ 25- 27 $26- 31 $26- 32 Intermediate/Peaking Expected Generation(1) (Million MWhs) 8.9 9.2 8.5 Current Hedges ( % ) 91% 21% 5%

© PPL Corporation 2013

Competitive Generation Overview
Note: As of September 30, 2013
(1) Includes owned and contracted generation.
(2) Other includes PPAs, renewables and NUGS.
16.0
13.6
(2)
Total 3Q 2013 generation output(1) declined by about 15% compared to 3Q 2012 driven primarily by lower coal generation

© PPL Corporation 2013

(1)	24-hour average.
(2)	NYMEX and TZ6NNY forward gas prices on 9/30/2013.
(3)	Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price.
Market Prices
Market Prices     Balance of 2013 2014 2015 ELECTRIC   PJM   On-Peak   $42   $44   $44   Off-Peak   $32   $31   $31   AT C(1)   $37   $37   $38   Mid-Columbia   On-Peak   $35   $35   $37   Off-Peak   $30   $26   $28   AT C(1)   $33   $31   $33 GAS(2)   NYMEX   $3.60   $3.86   $4.06   T Z6NNY   $3.76   $3.91   $4.02   PJM MARKET   HEAT RATE(3)   11.1 11.3 11.1 CAPACIT Y PRICES   $226.15   $173.85   $154.56   (Per M WD)   89%   89%   90%  EQA   (1) 24-hour average. (2) NYMEX and TZ6NNY forward gas prices on 9/30/2013. (3) Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price.

© PPL Corporation 2013

($ in billions)
Note: Corporate and Other capital expenditures average approximately $50 million per year.
(1) Figures based on assumed exchange rate of $1.58 / GBP.
(2) Expect between 80% and 90% to receive timely returns via ECR mechanism based on historical experience and future projections.
(1)
(2)
$4.4
$3.8
$3.4
$3.4
Operating Segment Capital Expenditures
Declining capital expenditures provide additional financial flexibility
$3.3

© PPL Corporation 2013

($ in billions)
(1) Represents capitalization for LKE, as LG&E and KU rate constructs are based on capitalization. Represents Regulatory Asset Value (RAV) for WPD.
(2) Figures based on assumed exchange rate of $1.58 / GBP and the RIIO-ED1 business plan as filed on July 1, 2013.
$18.8
$21.0
$22.8
$24.6
(2)
5-Year Regulatory Asset Base(1) CAGR: 7.9%
$26.1
Projected Regulated Rate Base Growth
$27.5

© PPL Corporation 2013

Weighted-Average Shares - Diluted EPS
(1) Forecast reflects PPL’s projected average shares outstanding after adjusting for conversion of equity issuance under the DRIP from original issuance to open market purchases, the dilutive impact of the 2012 forward equity sale, and the full expected impact of common shares issuable for settlement of the 2010 and 2011 Equity
 Units including the accelerated recognition of equity unit shares in the calculation of earnings per share effective January 1, 2013. The terms of the equity units have not changed, and the final settlement of the 2010 Equity Units occurred July 1, 2013 and is still scheduled to occur May 1, 2014 for the 2011 Equity Units.
Average Common Shares Outstanding
(in millions)

For the Year Ended	Forecast(1)
December 31, 2013	665
December 31, 2014	670
December 31, 2015	670

© PPL Corporation 2013

Note: As of September 30, 2013
(1) Excludes $978 million of junior subordinated notes due 2019 that are a component of PPL’s 2011 Equity Units and may be put back to PPL
 Capital Funding if the remarketing in 2014 is not successful.
(2) Bonds defeased in substance in 2008 by depositing sufficient funds with the trustee.
(3) Includes $300 million of REset Put Securities due 2035 that are required to be put by the holders in October 2015 either for (a) purchase and remarketing by a remarketing dealer or (b) repurchase by PPL Energy Supply.
Debt Maturities
Debt Maturities     (Millions) 2013 2014 2015 2016 2017 PPL Capital Funding $0 $0 (1) $0 $0 $0 LG& E and KU Energy (Holding Co LKE) 0 0 400 0 0 Louisville Gas & Electric 0 0 250 0 0 Kentucky Utilities 0 0 250 0 0 PPL Electric Utilities 0 10 (2) 100 0 0 PPL Energy Supply 438 304 304 (3) 354 4 WPD 0 0 0 460 100 Total $438 $314 $1,304 $814 $104

© PPL Corporation 2013

Liquidity Profile
Note: As of September 30, 2013
• Credit facilities consist of a diverse bank group, with no bank and its affiliates providing an aggregate commitment of more than 8% of the total committed capacity for the domestic facilities and 13% of the total committed capacity for WPD’s facilities.
Liquidity Profile     Letters of Credit Outstanding & Total Commercial Expiration Facility Paper Backup Draw n Availability Institution Facility Date (Millions) (Millions) (Millions) (Millions) PPL Energy Supply Syndicated Credit Facility Nov-2017 $ 3,000 $61 $ 0 $ 2,939 Letter of Credit Facility Mar-2014 150 109 0 41 Uncommitted Letter of Credit Facilities 175 51 0 124 $ 3,325 $ 221 $0 $3,104 PPL Electric Utilities Syndicated Credit Facility Oct-2017 $300 $1 $0 $299 Louisville Gas & Electric Syndicated Credit Facility Nov-2017 $500 $72 $ 0 $ 428 Kentucky Utilities Syndicated Credit Facility Nov-2017 $400 $ 140 $0 $260 Letter of Credit Facility May-2016 198 198 0 0 $598 $ 338 $0 $260 WPD PPL W W Syndicated Credit Facility Dec-2016 £ 210 £ 0 £ 104 £ 106 W PD (South West) Syndicated Credit Facility Jan-2017 245 0 0 245 W PD (East Midlands) Syndicated Credit Facility Apr-2016 300 0 44 256 W PD (West Midlands) Syndicated Credit Facility Apr-2016 300 0 54 246 Uncommitted Credit Facilities 84 5 0 79 £ 1,139 £5 £ 202 £932

© PPL Corporation 2013

Reconciliation of Third Quarter Earnings from
Ongoing Operations to Reported Earnings
Reconciliation of Third Quarter Earnings from Ongoing Operations to Reported Earnings   (Millions of Dollars, After-Tax) Quarter Ending September 30, 2013 Kentucky Regulated U. K. Regulated Pennsylvania Regulated Supply and Other Corporate Total Earnings from Ongoing Operations Special Items: $ 93 $ 199 $ 51 $ 97 $ (8) $ 432 Adjusted energy-related economic activity, net Foreign currency-related economic hedges (82) (6) (6) (82) Acquisition-related adjustments: WPD Midlands Separation benefits Other: (2) (2) Change in WPD line loss accrual (16) (16) Change in U. K. tax rate Total Special Items 84 (16) (6) 84 (22) Reported Earnings* $ 93 $ 183 $ 51 $ 91 $ (8) $ 410 Quarter Ending September 30, 2012 Kentucky Regulated U. K. Regulated Pennsylvania Regulated Supply Corporate and Other Total Earnings from Ongoing Operations Special Items: $ 72 $ 161 $ 33 $ 153 $ 419 Adjusted energy-related economic activity, net Foreign currency-related economic hedges (30) (95) (95) (30) Acquisition-related adjustments: WPD Midlands Separation benefits (1) (1) Other acquisition-related adjustments Other: (2) (2) Change in U. K. tax rate 74 74 Coal contract modification payments (10) (10) Total Special Items 41 (105) (64) Reported Earnings* $ 72 $ 202 $ 33 $ 48 $ 355 * Represents net income attributable to PPL Shareowners

© PPL Corporation 2013

Reconciliation of Third Quarter Earnings from
Ongoing Operations to Reported Earnings
Reconciliation of Third Quarter Earnings from Ongoing Operations to Reported Earnings Reconciliation of Third Quarter Earnings from Ongoing Operations to Reported Earnings (Per Share - Diluted) Kentucky U. K. Pennsylvania Corporate Quarter Ending September 30, 2013 (a) Regulated Regulated Regulated Supply and Other To Earnings from Ongoing Operations Special Items: $ 0.14 $ 0.31 $ 0.08 $ 0.14 $ (0.01) $ Adjusted energy-related economic activity, net (0.01) Foreign currency-related economic hedges (0.13) Other: Change in WPD line loss accrual (0.03) Change in U. K. tax rate Total Special Items 0.13 (0.03) (0.01) Reported Earnings $ 0.14 $ 0.28 $ 0.08 $ 0.13 $ (0.01) $  Kentucky U. K. Pennsylvania Corporate Quarter Ending September 30, 2012 Regulated Regulated Regulated Supply and Other To Earnings from Ongoing Operations $ 0.12 $ 0.28 $ 0.06 $ 0.26 $ Special Items: Adjusted energy-related economic activity, net (0.16) Foreign currency-related economic hedges (0.06) Other: Change in U. K. tax rate 0.13 Coal contract modification payments (0.02) Total Special Items 0.07 (0.18) Reported Earnings $ 0.12 $ 0.35 $ 0.06 $ 0.08 $  (a) The " If-Converted Method" was applied to PPL's Equity Units beginning in the first quarter of 2013, resulting in $7 million of interest charges (after ta being added back to net income for the three months ended September 30, 2013, and approximately 32 million shares of PPL Common Stock bein treated as outstanding. Both adjustments are only done for purposes of calculating diluted earnings per share.

© PPL Corporation 2013

Reconciliation of Year-to-date Earnings from
Ongoing Operations to Reported Earnings
Reconciliation of Year-to-date Earnings from Ongoing  Operations to Reported Earnings   Year-to-date September 30, 2013 (Millions of Dollars, After-Tax) Regulated Kentucky Regulated U. K. Regulated Pennsylvania Supply and Other Corporate Total Earnings from Ongoing Operations Special Items: $ 225 $ 663 $ 160 $ 171 $ (22) $ 1,197 Adjusted energy-related economic activity, net Foreign currency-related economic hedges (8) (47) (47) (8) Acquisition-related adjustments: WPD Midlands Separation benefits (4) (4) Other acquisition-related adjustments Other: (2) (2) LKE discontinued operations 1 1 EEI adjustments 1 1 Change in tax accounting method related to repairs (3) (3) Counterparty bankruptcy 1 1 Windfall tax litigation 43 43 Change in WPD line loss accrual (35) (35) Change in U. K. tax rate Total Special Items 2 84 78 (49) 84 31 Reported Earnings* $ 227 $ 741 $ 160 $ 122 $ (22) $ 1,228 Year-to-date September 30, 2012 Kentucky Regulated Regulated U. K. Regulated Pennsylvania Supply and Other Corporate Total Earnings from Ongoing Operations Special Items: $ 149 $ 524 $ 95 $ 358 $ 1,126 Adjusted energy-related economic activity, net 23 23 Foreign currency-related economic hedges Impairments: (28) (28) Adjustments- nuclear decommissioning trust investments 1 1 Acquisition- related adjustments: WPD Midlands Separation benefits (9) (9) Other acquisition-related adjustments 2 2 LKE Net operating loss carryforward and other tax-related adjustments Other: 4 4 LKE discontinued operations (5) (5) Change in U. K. tax rate 74 74 Counterparty bankruptcy (6) (6) Wholesale supply cost reimbursement 1 1 Ash basin leak remediation adjustment 1 1 Coal contract modification payments (17) (17) Total Special Items (1) 39 3 41 Reported Earnings* $ 148 $ 563 $ 95 $ 361 $ 1,167 * Represents net income attributable to PPL Shareowners

© PPL Corporation 2013

Reconciliation of Year-to-date Earnings from
Ongoing Operations to Reported Earnings
Reconciliation of Year-to-date Earnings from Ongoing  Operations to Reported Earnings  (Per Share - Diluted)  Kentucky U. K. Pennsylvania Corporate Year-to- date September 30, 2013 (a) Regulated Regulated Regulated Supply and Other Total Earnings from Ongoing Operations $ 0.36 $ 1.02 $ 0.24 $ 0.26 $ (0.03) $ 1.85 Special Items: Adjusted energy-related economic activity, net (0.07) (0.07) Foreign currency-related economic hedges (0.01) (0.01) Acquisition-related adjustments: W PD Midlands Separation benefits (0.01) (0.01) Other: LKE discontinued operations 0.01 0.01 Change in tax accounting method related to repairs (0.01) (0.01) Windfall tax litigation 0.06 0.06 Change in WPD line loss accrual (0.05) (0.05) Change in U.K. tax rate 0.13 0.13 Total Special Items 0.01 0.12 (0.08) 0.05 Reported Earnings $ 0.37 $ 1.14 $ 0.24 $ 0.18 $ (0.03) $ 1.90  Kentucky U. K. Pennsylvania Corporate Year-to- date September 30, 2012 Regulated Regulated Regulated Supply and Other Total Earnings from Ongoing Operations $ 0.26 $ 0.90 $ 0.16 $ 0.61 $ 1.93 Special Items: Adjusted energy-related economic activity, net 0.05 0.05 Foreign currency-related economic hedges (0.05) (0.05) Acquisition- related adjustments: W PD Midlands Separation benefits (0.02) (0.02) LKE Net operating loss carryforward and other tax- related adjustments 0.01 0.01 Other: LKE discontinued operations (0.01) (0.01) Change in U.K. tax rate 0.13 0.13 Counterparty bankruptcy (0.01) (0.01) Coal contract modification payments (0.03) (0.03) Total Special Items 0.06 0.01 0.07 Reported Earnings $ 0.26 $ 0.96 $ 0.16 $ 0.62 $ 2.00  (a) The " If-Converted Method" was applied to PPL's Equity Units beginning in the first quarter of 2013, resulting in $37 million of interest charges (after tax) being added back to net income for the nine months ended September 30, 2013, and approximately 59 million shares of PPL Common Stock being treated as outstanding. Both adjustments are only done for purposes of calculating diluted earnings per share.

© PPL Corporation 2013

Reconciliation of PPL’s Earnings from
Ongoing Operations to Reported Earnings
Reconciliation of PPL’s Earnings from Ongoing  Operations to Reported Earnings   (Per Share - Diluted) Forecast Actual High Low 2013 2013 2012 2011 Earnings from Ongoing Operations $ 2.40 $ 2.30 $ 2.42 $ 2.73 Special Items: Adjusted energy-related economic activity, net (0.07) (0.07) 0.07 0.12 Foreign currency-related economic hedges (0.01) (0.01) (0.06) 0.01 Impairments: Renewable energy credits (0.01) Other asset impairments (0.03) Acquisition-related adjustments: WPD Midlands 2011 Bridge Facility costs (0.05) Foreign currency loss on 2011 Bridge Facility (0.07) Net hedge gains 0.07 Hedge ineffectiveness (0.02) U.K. stamp duty tax (0.04) Separation benefits (0.01) (0.01) (0.02) (0.13) Other acquisition-related adjustments (0.10) LKE Net operating loss carryforward and other tax-related adjustments 0.01 Other: Montana hydroelectric litigation 0.08 LKE discontinued operations 0.01 0.01 (0.01) Change in tax accounting method related to repairs (0.01) (0.01) Litigation settlement - spent nuclear fuel storage 0.06 Windfall tax litigation 0.06 0.06 (0.07) Counterparty bankruptcy (0.01) (0.01) Wholesale supply cost reimbursement 0.01 Coal contract modification payments (0.03) Change in WPD line loss accrual (0.05) (0.05) 0.13 Change in U.K. tax rate 0.13 0.13 0.13 0.12 Total Special Items 0.05 0.05 0.18 (0.03) Reported Earnings $ 2.45 $ 2.35 $ 2.60 $ 2.70

© PPL Corporation 2013

(a) The results of operations for 2012 are not comparable with 2011 due to the acquisition of WPD Midlands. WPD Midlands' results are consolidated on a one-month lag, and include eight months of results in 2011, as the date of acquisition was April 1, 2011.
Reconciliation of PPL’s Earnings from
Ongoing Operations to Reported Earnings
Reconciliation of PPL’s Earnings from Ongoing  Operations to Reported Earnings   (per share - diluted) Year-to-date December 31, 2012 Earnings from Ongoing Operations Special Items: Adjusted energy-related economic activity, net Foreign currency-related economic hedges Impairments : Other asset impairments Acquisition-related adjustments : WPD Midlands Separation benefits LKE Net operating loss carryforward and other tax - related adjustments Other: LKE discontinued operations Change in U. K. tax rate Counterparty bankruptcy Coal contract modification payments Change in WPD line loss accrual Total Special Items Reported Earnings $ $ 0.33 (0.03) 0.01 (0.01) (0. 03) 0.30 Kentucky Regulated $ 1.19 (0.06) (0. 02) 0. 13 0. 13 0.18 $ 1.37 U. K. Regulated ( a) $ 0.22 $ 0.22 Pennsylvania Regulated $ $ 0.68 0.07 (0.01) (0.03) 0.03 0.71 Supply $ $ 2.42 0.07 (0.06) (0.03) (0.02) 0.01 (0.01) 0.13 (0.01) (0.03) 0.13 0.18 2.60 Total Year-to-date December 31, 2011 Earnings from Ongoing Operations Special Items: Adjusted energy-related economic activity, net Foreign currency-related economic hedges Impairments : Renewable energy credits Acquisition-related adjustments : WPD Midlands 2011 Bridge Facility costs Foreign currency loss on 2011 Bridge Facility Net hedge gains Hedge ineffectiveness U. K. stamp duty tax Separation benefits Other acquisition-related adjustments Other: Montana hydroelectric litigation Litigation settlement-spent nuclear fuel storage Change in U. K. tax rate Windfall tax litigation Counterparty bankruptcy Wholesale supply cost reimbursement Total Special Items Reported Earnings $ $ 0.40 0.40 Regulated Kentucky $ 0.87 0.01 (0. 05) (0.07) 0. 07 (0. 02) (0. 04) (0. 13) (0. 10) 0. 12 (0. 07) (0. 28) $ 0.59 Regulated ( a) U. K. $ 0.31 $ 0.31 Regulated Pennsylvania $ $ 1.15 0. 12 (0.01) 0. 08 0. 06 (0.01) 0. 01 0.25 1.40 Supply $ $ 2.73 0.12 0.01 (0.01) (0.05) (0.07) 0.07 (0.02) (0.04) (0.13) (0.10) 0.08 0.06 0.12 (0.07) (0.01) 0.01 (0.03) 2.70 Total  (a) The results of operations for 2012 are not comparable with 2011 due to the acquisition of WPD Midlands. WPD Midlands' results are consolidated on a one-month lag, and include eight months of results in 2011, as the date of acquisition was April 1, 2011.

© PPL Corporation 2013

Reconciliation of PPL’s Earnings from
Ongoing Operations to Reported Earnings
(a) Following the sale of PPL's Latin American Businesses, this segment was primarily engaged in regulated electricity delivery operations in the U.K. As a result, the "International Regulated" segment was renamed "U.K. Regulated."
(b) Includes certain costs incurred prior to the November 1, 2010 acquisition of LKE.
Reconciliation of PPL’s Earnings from Ongoing  Operations to Reported Earnings   (per share - dilute d) Kentucky U. K. Pennsylvania Year-to-Date December 31, 2010 Regulated Regulated (a) Regulated Supply Other (b) Total  Maine hydroelectric generation business Emission allowances LKE Monetization of certain full-requirement sales contracts Sale of certain non-core generation facilities Discontinued cash flow hedges and ineffectiveness Reduction of credit facility 2010 Bridge Facility costs Other acquisition-related adjustments Montana hydroelectric litigation Change in U. K. tax rate Windfall tax litigation Health care reform - tax impact Other : Sales of assets: Impairments : Reported Earnings Acquisition-related adjustments : Special Items : Adjusted energy - related economic activity, net Earnings from Ongoing Operations Total Special Items $ 0.06 $ 0.06 $ 0.53 0.04 0.03 0.07 $ 0.60 $ 0.27 $ 0.27 $ 2.27 (0.27) 0.03 (0.02) (0.29) (0.14) (0.06) (0.01) (0.08) (0.02) (0.86) $ 1.41 $ $ (0.12) (0.05) (0.17) (0.17) $ $ 3.13 (0.27) 0.03 (0.02) (0.29) (0.14) (0.06) (0.01) (0.12) (0.05) (0.08) 0.04 0.03 (0.02) (0.96) 2.17 Year-to-Date December 31, 2009 Latin American businesses Maine hydroelectric generation business Long Island generation business Interest in Wyman Unit 4 Emission allowances Other asset impairments Montana hydroelectric litigation Change in tax accounting method related to repairs Sales of assets: Adjusted energy-related economic activity, net Special Items : Earnings from Ongoing Operations Impairments : Reported Earnings Total Special Items Other : Workforce reduction Regulated Kentucky $ 0.72 (0.07) (0.01) (0.08) $ 0.64 International Regulated (a) $ 0.35 (0.01) (0.01) (0.02) $ 0.33 Pennsylvania Regulated $ 0.88 (0.59) 0.06 (0.09) (0.01) (.05) (0.01) (0.01) (0.01) (0.06) (0.77) $ 0.11 Supply Other $ $ 1.95 (0.59) (0.07) 0.06 (0.09) (0.01) (0.05) (0.01) (0.03) (0.01) (0.07) (0.87) 1.08 Total  (a) Following the sale of PPL's Latin American Businesses, this segment was primarily engaged in regulated electricity delivery operations in the U. K. As a result, the "International Regulated" segment was renamed "U.K. Regulated." (b) Includes certain costs incurred prior to the November 1, 2010 acquisition of LKE.

© PPL Corporation 2013

Gross Margins Summary
Gross Margins Summary   ( Millions of Dollars ) 2013 Three Months Ended September 30, 2013 2012 Change Per Share Diluted (after-tax) KY Gross Margins $ 457 $ 415 $ 42 $ 0.04 PA Gross Delivery Margins by Component Distribution Transmission Total $ $ 201 66 267 $ 185 51 $ 236 $ 16 15 $ 31 $ 0.02 0.01 $ 0.03 Eastern U. S. Western U. S. Non-trading Net energy trading Total Unregulated Gross Energy Margins by Region $ $ 50452 12 568 $ 521 67 (11) $ 577 $ $ (17) (15) 23 (9) $ $ (0.02) (0.01) 0.02 (0.01)

© PPL Corporation 2013

Reconciliation of Third Quarter
Margins to Operating Income
Reconciliation of Third Quarter Margins to Operating Income   Three Months Ended September 30, 2013 Three Months Ended September 30, 2012 (Millions of Dollars) Unregulated Unregulated Kentucky PA Gross Gross Kentucky PA Gross Gross Gross Delivery Energy Operating Gross Delivery Energy Operating Margins Margins Margins Other Income Margins Margins Margins Other Income Operating Revenues Utility $ 744 $ 463 $ 532 $ 1,739 $ 732 $ 443 $ 518 $ 1,693 PLR intersegment utility revenue (expense) (11) $ 11 (23) $ 23 Unregulated retail electric and gas 267 (3) 264 232 (14) 218 Wholesale energy marketing Realized 981 (1) 980 1,074 2 1,076 Unrealized economic activity (49) (49) (716) (716) Net energy trading margins 12 12 (11) (11) Energy-related businesses 159 159 143 143 Total Operating Revenues 744 452 1,271 638 3,105 732 420 1,318 (67) 2,403 Operating Expenses Fuel 237 256 1 494 249 310 11 570 Energy purchases Realized 23 144 427 (2) 592 27 137 418 1 583 Unrealized economic activity (37) (37) (569) (569) Other operation and maintenance 26 19 5 619 669 28 25 1 596 650 Depreciation 1 288 289 13 265 278 Taxes, other than income 23 9 58 90 23 11 56 90 Energy-related businesses 5 146 151 137 137 Intercompany eliminations (1) 1 (1) 1 Total Operating Expenses 287 185 703 1,073 2,248 317 184 741 497 1,739 Total $ 457 $ 267 $ 568 $ (435) $ 857 $ 415 $ 236 $ 577 $ (564) $ 664

© PPL Corporation 2013

Statements contained in this presentation, including statements with respect to future earnings, cash flows, financing, regulation and corporate strategy are "forward-looking statements" within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.
The following are among the important factors that could cause actual results to differ materially from the forward-looking statements:
market demand and prices for energy, capacity and fuel; weather conditions affecting customer energy usage and operating costs;
competition in power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL Corporation, its subsidiaries and customers; new accounting requirements or new interpretations or applications of existing requirements; operating performance of plants and other facilities; the length of scheduled and unscheduled outages at our generating plants; environmental conditions and requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and other expenses; system conditions and operating costs; development of new projects, markets and technologies; performance of new ventures; asset or business acquisitions and dispositions, and PPL Corporation’s ability to realize the expected benefits from acquired businesses, including the 2010 acquisition of Louisville Gas and Electric Company and Kentucky Utilities Company and the
2011 acquisition of the Central Networks electricity distribution businesses in the U.K.; any impact of hurricanes or other severe weather on our business, including any impact on fuel prices; receipt of necessary government permits, approvals, rate relief and regulatory cost recovery; capital market conditions and decisions regarding capital structure; the impact of state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries; the outcome of litigation against PPL Corporation and its subsidiaries; stock price performance; the market prices of equity securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries;
political, regulatory, economic or other conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business, including any potential effects of threatened or actual terrorism, cyber attacks or war or other hostilities; foreign exchange rates; new state, federal or foreign legislation, including new tax legislation; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with
PPL Corporation's Form 10-K and other reports on file with the Securities and Exchange Commission.
Forward-Looking Information Statement

© PPL Corporation 2013

Definitions of Non-GAAP Financial Measures
"Earnings from ongoing operations," also referred to as "ongoing earnings," should not be considered as an alternative to reported earnings, or net income attributable to PPL shareowners, which is an indicator of operating performance determined in accordance with U.S. generally accepted accounting principles (GAAP). PPL believes that "earnings from ongoing operations," although a non-GAAP financial measure, is also useful and meaningful to investors because it provides management's view of PPL's fundamental earnings performance as another criterion in making investment decisions. PPL's management also uses "earnings from ongoing operations" in measuring certain corporate performance goals. Other companies may use different measures to present financial performance.
"Earnings from ongoing operations" is adjusted for the impact of special items. Special items include:
• Adjusted energy-related economic activity (as discussed below).
• Foreign currency-related economic hedges.
• Gains and losses on sales of assets not in the ordinary course of business.
• Impairment charges (including impairments of securities in the company's nuclear decommissioning trust funds).
• Workforce reduction and other restructuring effects.
• Acquisition-related adjustments.
• Other charges or credits that are, in management's view, not reflective of the company's ongoing operations.
Adjusted energy-related economic activity includes the changes in fair value of positions used to economically hedge a portion of the economic value of the competitive generation assets, full-requirement sales contracts and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power) prior to the delivery period that was hedged.
Adjusted energy-related economic activity also includes the premium amortization associated with options, the ineffective portion of qualifying cash flow hedges and realized economic activity associated with the monetization of certain full-requirement sales contracts in 2010. This economic activity was deferred, with the exception of the full-requirement sales contracts that were monetized, and included in earnings from ongoing operations over the delivery period of the item that was hedged or upon realization. Management believes that adjusting for such amounts provides a better matching of earnings from ongoing operations to the actual amounts settled for PPL's underlying hedged assets.
Please refer to the Notes to the Consolidated Financial Statements and MD&A in PPL Corporation's periodic filings with the Securities and
Exchange Commission for additional information on adjusted energy-related economic activity.

© PPL Corporation 2013

Definitions of Non-GAAP Financial Measures
PPL uses "Kentucky Gross Margins," "Pennsylvania Gross Delivery Margins" and "Unregulated Gross Energy Margins." These non-GAAP financial measures are not intended to replace "Operating Income," which is determined in accordance with GAAP, as an indicator of overall operating performance. Other companies may use different measures to analyze and to report on the results of their operations. Management believes that these measures provide additional criteria to make investment decisions. These performance measures are used, in conjunction with other information, internally by senior management and PPL's
Board of Directors to manage the operations, analyze actual results compared with budget and, in certain cases, to measure certain corporate financial goals used in determining variable compensation.
"Kentucky Gross Margins" is a single financial performance measure of the Kentucky Regulated segment's electricity generation, transmission and distribution operations as well as its distribution and sale of natural gas. In calculating this measure, fuel and energy purchases are deducted from revenues. In addition, utility revenues and expenses associated with approved cost recovery mechanisms are offset. These mechanisms allow for recovery of certain expenses, return on capital investments and performance incentives. Certain costs associated with these mechanisms, primarily ECR, DSM and GLT, are recorded as "Other operation and maintenance" and "Depreciation." As a result, this measure represents the net revenues from the electric and gas operations.
"Pennsylvania Gross Delivery Margins" is a single financial performance measure of the Pennsylvania Regulated segment's electric delivery operations, which includes transmission and distribution activities. In calculating this measure, utility revenues and expenses associated with approved recovery mechanisms, including energy provided as a PLR, are offset with minimal impact on earnings. Costs associated with these mechanisms are recorded in "Energy purchases,"
"Other operation and maintenance," which is primarily Act 129 costs, and "Taxes, other than income," which is primarily gross receipts tax. This performance measure includes PLR energy purchases by PPL Electric from PPL EnergyPlus, which are reflected in "PLR intersegment utility revenue (expense)." As a result, this measure represents the net revenues from the electric delivery operations.
"Unregulated Gross Energy Margins" is a single financial performance measure of the Supply segment's competitive energy non-trading and trading activities.
Non-trading activities are managed on a geographic basis that is aligned with the generation fleet. In calculating this measure, energy revenues are offset by the cost of fuel, energy purchases and certain other operation and maintenance expenses, primarily ancillary charges and gross receipts tax, which is recorded in
"Taxes, other than income." This performance measure is relevant to PPL due to the volatility in the individual revenue and expense lines on the Statements of
Income that comprise "Unregulated Gross Energy Margins." This volatility stems from a number of factors, including the required netting of certain transactions with ISOs and significant fluctuations in unrealized gains and losses. Such factors could result in gains or losses being recorded in either "Wholesale energy marketing" or "Energy purchases" on the Statements of Income. This performance measure includes PLR revenues from energy sales to PPL Electric by PPL
EnergyPlus, which are recorded in "PLR intersegment utility revenue (expense)." "Unregulated Gross Energy Margins" excludes the Supply segment's adjusted energy-related economic activity, which includes the changes in fair value of positions used to economically hedge a portion of the economic value of the competitive generation assets, full-requirement sales contracts and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power) prior to the delivery period that was hedged. Adjusted energy-related economic activity also includes the premium amortization associated with options, the ineffective portion of qualifying cash flow hedges and realized economic activity associated with the monetization of certain full-requirement sales contracts in 2010. This economic activity was deferred, with the exception of the full-requirement sales contracts that were monetized, and included in "Unregulated Gross Energy Margins" over the delivery period that was hedged or upon realization.